UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RCM TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RCM TECHNOLOGIES, INC.

2500 McClellan Avenue
 Pennsauken, NJ 08109
 Tel: 856.356.4500
 Fax: 856.356.4600
 www.rcmt.com

SUPPLEMENT TO THE PROXY STATEMENT FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 4, 2014

November 19, 2014

These Definitive Additional Materials amend and supplement the definitive proxy statement dated October 31, 2014 (the “2014 Proxy Statement”) of RCM Technologies, Inc., a Nevada corporation (“RCM” or the “Company”), for its 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) to be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 on Thursday, December 4, 2014, at 6:00 p.m. local time.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the 2014 Proxy Statement, which should be read in its entirety.

RCM’s leadership takes its fiduciary responsibility seriously and is committed to the implementation of best practices in corporate governance and compensation.  Accordingly, in an ongoing effort to better align its leadership, corporate governance structure and compensation methodologies with the interests and perspectives of its stockholders, during the last 12 months members of RCM’s Board of Directors and management team have spoken with stockholders representing a majority of RCM’s ownership.

Mindful of the input of these stockholders and building on the comprehensive corporate governance reforms adopted in 2013, and in acknowledgement of the results of the “say on pay” vote at the Company’s 2013 Annual Meeting of Stockholders, the Compensation Committee of the Company’s Board has undertaken a series of efforts with respect to compensation reform, including structuring the following policies:

·	Limiting executive severance cash pay-outs to no more than 24 months base salary and bonus;
·	Prohibiting tax gross-ups in all future employment agreements; and
·	Requiring future employment agreements to contain a “double trigger” with respect to executive change-in-control payments.

Further, the Compensation Committee has committed to adopting, prior to the 2014 Annual Meeting, an incentive payment claw back policy for named executive officers.

Consistent with these reforms, when our former Chief Executive Officer retired effective February 28, 2014, he agreed to limit payment under his Separation Agreement to less than half of what his employment agreement would otherwise have stipulated.  In its proxy statement for the 2015 Annual Meeting of Stockholders, the Company will include further detail with respect to compensation reforms to be made to the compensation structures of our current Chief Executive Officer and Chief Financial Officer.

Additional Information and Where to Find It

RCM, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from RCM’s stockholders in connection with the 2014 Annual Meeting.  RCM filed the 2014 Proxy Statement with the SEC on October 31, 2014 in connection with the solicitation of proxies for the 2014 Annual Meeting.

STOCKHOLDERS ARE URGED TO READ THE 2014 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT RCM WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is or will be set forth in the 2014 Proxy Statement and other materials to be filed with the SEC in connection with the 2014 Annual Meeting.  Such information can also be found in the following filings with the SEC:

·	RCM’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013, as amended by Amendment No. 1 thereto;
·	RCM’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 29, 2014, June 28, 2014, and September 27, 2014;
·	RCM’s Current Report on Form 8-K filed with the SEC on January 23, 2014; and
·	RCM’s definitive proxy statement for the 2014 Annual Meeting of Stockholders, filed with the SEC on October 31, 2014.

Stockholders can obtain, free of charge, copies of the 2014 Proxy Statement and any other documents filed by RCM with the SEC in connection with the 2014 Annual Meeting at the SEC’s website (www.sec.gov), at RCM’s website (www.rcmt.com) or by writing to Mr. Kevin Miller, Chief Financial Officer, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, NJ  08109.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf.  We may from time to time make written or oral statements in this letter, the proxy statements filed with the Securities and Exchange Commission (the “Commission”) communications to stockholders and press releases which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements are based upon management’s current expectations, estimates, assumptions and beliefs concerning future events and conditions and may discuss, among other things, anticipated future performance, share repurchases, expected growth, future business plans and costs.  Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expects,” “anticipates,” “believes,” “will,” “will likely result,” “will continue,” “plans to” and similar expressions.

Readers are cautioned not to place undue reliance on forward-looking statements.  Forward-looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside the control of the company, which could cause actual results to differ materially from such statements and from the company’s historical results and experience.  These factors include, but are not limited to, the risks detailed in RCM’s filings with the Commission, including its Annual Report on Form 10-K for the fiscal year ended December 28, 2013, and subsequent Quarterly Reports on Form 10-Q.

Readers are cautioned that it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be considered to be a complete list.

Any forward-looking statement speaks only as of the date on which such statement is made, and the company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.